EXHIBIT A

Joint Filing Agreement

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13G referred to below) on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the ordinary shares, par value US$0.125, of 7 Days Group Holdings Limited, a Cayman Islands company, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts all of which, taken together, shall constitute one and the same instrument.

WP RE (CAYMAN) INTERNATIONAL LTD.

By:	/s/ Tara E. O’Neill
Name:	Tara E. O’Neill
Title:	Director

WARBURG PINCUS REAL ESTATE I, L.P.

By:	Warburg Pincus Real Estate I GP, LLC, its General Partner

By:	Warburg Pincus Partners, LLC, its Sole Member

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS REAL ESTATE I GP, LLC

By:	Warburg Pincus Partners, LLC, its Sole Member

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS PARTNERS, LLC

By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Managing Director

By:	/s/ Scott A. Arenare
Name:	Charles R. Kaye
By:	Scott A. Arenare, Attorney-in-Fact[1]

By:	/s/ Scott A. Arenare
Name:	Joseph P. Landy
By:	Scott A. Arenare, Attorney-in-Fact[2]

[1]	Power of Attorney granted by Mr. Kaye in favor of Scott A. Arenare, Timothy J. Curt and Steven G. Schneider, dated as of February 27, 2006, was previously filed with the U.S. Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is incorporated herein by reference.
[2]	Power of Attorney granted by Mr. Landy in favor of Scott A. Arenare, Timothy J. Curt and Steven G. Schneider, dated as of February 27, 2006, was previously filed with the U.S. Securities and Exchange Commission on March 2, 2006 as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is incorporated herein by reference.